Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of Beam Global, a Nevada corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 8th day of July, 2022.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 8th day of July, 2022.

Townsend AC, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

TBP Investments, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

Townsend Energy Solutions, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

TES Co-Investor, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

EPS Holding, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

Townsend Ventures, LLC

/s/ Dennis Townsend
Name: Dennis Townsend
Title: Chairman

Townsend Battery Partners, LLC

/s/ David Townsend
Name: David Townsend
Title: President

TES Holding, LLC

/s/ David Townsend
Name: David Townsend
Title: President

/s/ Dennis W. Townsend
DENNIS W. TOWNSEND, not individually but solely in his capacity as Trustee of the 2013 Dennis Townsend Enterprises Trust

/s/ Stephen M. Sharkey
STEPHEN M. SHARKEY, not individually but solely in his capacity as Trustee of the 2013 Dennis Townsend Enterprises Trust

/s/ David B. Townsend
DAVID B. TOWNSEND, not individually but solely in his capacity as Trustee of the 2013 David Townsend Enterprises Trust

/s/ Stephen M. Sharkey
STEPHEN M. SHARKEY, not individually but solely in his capacity as Trustee of the 2013 David Townsend Enterprises Trust

/s/ David B. Townsend
DAVID B. TOWNSEND, not individually but solely in his capacity as Trustee Trust f/b/o David B. Townsend U/A dated December 19, 1996

/s/ Stephen M. Sharkey
STEPHEN M. SHARKEY, not individually but solely in his capacity as Trustee Trust f/b/o David B. Townsend U/A dated December 19, 1996

/s/ David Townsend
Name: David Townsend

/s/ Dennis Townsend
Name: Dennis Townsend